Exhibit  10.4

AMENDMENT NO. 2

TO

EMPLOYMENT AGREEMENT

This Amendment No. 2 to the Employment Agreement (“Amendment”), dated April 27, 2016, is by and between Drone Aviation Holding Corp., a Nevada corporation with an address 11651 Central Parkway #118, Jacksonville, FL 32224 (the “Company”), and Daniyel Erdberg (the “Executive”).

WHEREAS, the parties entered into an Employment Agreement on May 18, 2015 (the “Employment Agreement”); and

WHEREAS, the parties entered into an Amendment No. 1 on October 2, 2015 (Erdberg Amendment No. 1); and

WHEREAS, the parties wish to further amend the Employment Agreement as set forth below, with the understanding that all other provisions of the Employment Agreement shall remain unchanged;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the parties hereto agree as follows:

1. Section 3 of the Employment Agreement- Term of Employment- is hereby extended by one (1) year until May 18, 2018.

2. Section 4 of the Employment Agreement – Compensation of Employee – is hereby modified to $150,000 annual Base Salary.

3. The terms and conditions of all other sections of the Employment Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first stated above.

DRONE AVIATION HOLDING CORP.

By: /s/ Kendall Carpenter
Name: Kendall W. Carpenter
Title: Chief Financial Officer

DANIYEL ERDBERG

By: /s/ Daniyel Erdberg
Name: Daniyel Erdberg
Title: President